UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2025

Galaxy Digital Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42655	87-0836313
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Vesey Street New York, NY	10282
(Address of principal executive offices)	(Zip Code)
(212) 390-9216
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	GLXY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 28, 2025, the Board of Directors (the “Board”) of Galaxy Digital Inc. (the “Company”) appointed Doug Deason, 63, to serve as a director of the Company, effective as of July 28, 2025. Mr. Deason’s initial term will expire at the Company’s 2026 annual meeting of stockholders and until Mr. Deason’s successor shall have been duly elected and qualified, or until his earlier death, resignation, disqualification, or removal. Upon his appointment, Mr. Deason will also serve as a member of the Nominating and Corporate Governance Committee of the Board. In connection with Mr. Deason’s appointment, the Board increased its size from six to seven directors.
Doug Deason has been the president of Deason Capital Services, LLC, a private investment firm, since 2011. Prior to that, Mr. Deason served as chief executive officer of Precept Builders, Inc., a nationwide commercial builder, from 1993 to 2009. He currently serves on the boards of directors of a number of private companies including Great American Media (Chairman); Ryan, LLC and Park Cities Financial Group (parent of Dallas Capital Bank). In addition, Mr. Deason serves on the Executive Board of The Bobby Lyle School of Engineering at Southern Methodist University (“SMU”), the boards of the Texas Public Policy Foundation and the Lone Star Justice Alliance, the Advisory Board of MD Anderson Cancer Center, and as Chairman of the Advisory Boards of The Institute for Cyber Security and the Deason Center for Criminal Justice Reform at the Dedman School of Law, both at SMU. Mr. Deason holds a bachelor’s of science in data processing quantitative analysis (computer science) from the University of Arkansas.
Mr. Deason will participate in the Company’s non-employee director compensation program as described under “Compensation of our Directors” in the Company’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2025 (File No. 333-262378) and incorporated by reference herein. Mr. Deason will also enter into the Company’s standard form of Indemnification Agreement, which is attached as Exhibit 10.2 to the Company’s Registration Statement on Form S-4 filed with the SEC on January 28, 2022 (File No. 333-262378) and is incorporated by reference herein.
There is no arrangement or understanding between Mr. Deason and any other persons pursuant to which Mr. Deason was selected as a director and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Deason and any other director or executive officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GALAXY DIGITAL INC.

Date: July 29, 2025	By:	/s/ Michael Novogratz
Michael Novogratz
Chief Executive Officer